Exhibit 99.2
Contacts:
Investors:	Media:
Mary Anne Lerma	Adam Grossberg
mlerma@webmd.net	agrossberg@webmd.net
212-624-3817	212-624-3790

WebMD Health Corp. Provides Notice of Fundamental Change / Change in Control to Holders of its Convertible Notes In Connection with the Completed Merger

NEW YORK, NY (September 15, 2017) — WebMD Health Corp. (the “Company”) today provided notice that, pursuant to the terms of:

•	an indenture, dated January 11, 2011 (the “2018 Indenture”) governing its 2.50% Convertible Notes due 2018 (the “2018 Notes”),

•	an indenture, dated November 26, 2013 (the “2020 Indenture”) governing its 1.50% Convertible Notes due 2020 (the “2020 Notes”), and

•
an indenture, dated June 1, 2016 (the “2023 Indenture”, and together with the 2018 Indenture and the 2020 Indenture, the “Indentures” and each, an “Indenture”) governing its 2.625% Convertible Notes due 2023 (the “2023 Notes”, and together with the 2018 Notes and the 2020 Notes, the “Notes”), in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of July 24, 2017 (the “Merger Agreement”), among MH Sub I, LLC, Diagnosis Merger Sub, Inc. and the Company, the Company delivered the attached Notices of Fundamental Change and Execution of Supplemental Indenture (the “Fundamental Change Notice”) to holders of its 2020 Notes and 2023 Notes, and Notice of Change in Control and Execution of Supplemental Indenture (the “Change in Control Notice”) to holders of its 2018 Notes, notifying holders that a Fundamental Change, as such term is defined in the 2020 Indenture and the 2023 Indenture, and a Change in Control, as such term is defined in the 2018 Indenture, occurred on September 15, 2017 and that the Company entered into supplemental indentures with respect to the Indentures, pursuant to which the right to convert each $1,000 principal amount of the Notes will be changed into a right to convert such principal amount into an amount of cash equal to the Conversion Rate (as defined in the Indentures) in effect on the conversion date, multiplied by the Applicable Price (as defined in the Indentures).

Notice of Fundamental Change / Change in Control

In connection with such Fundamental Change or Change in Control, as applicable, each holder of Notes will have the right at such holder’s option to require the Company to repurchase all of such holder’s Notes (or a portion thereof which is $1,000 in principal amount or any positive integral multiple thereof), on October 27, 2017 (the “Repurchase Date”), the date that is 30 business days after the date on which the Company delivered the Fundamental Change Notice and the Change in Control Notice.  The Company will be required to repurchase all of such holder’s Notes at a price, payable in cash, equal to one hundred percent (100%) of the principal amount of the Notes to be so repurchased (the “Repurchase Price”), plus accrued and unpaid interest thereon, if any, to, but excluding the Repurchase Date.

Holders of Notes should read carefully the Fundamental Change Notice or Change in Control Notice, as applicable, regarding their conversion rights in connection with the Fundamental Change or Change in Control and the rights of holders to require the Company to repurchase their Notes in connection with the Fundamental Change or Change in Control, as applicable, as it contains important information as to the procedures and timing for the exercise of such rights.

Notice of Make-Whole Fundamental Change / Make Whole Change of Control and Adjustment to Conversion Rate upon Conversion in connection with a Make-Whole Fundamental Change / Make Whole Change of Control

In connection with the closing of the transactions contemplated by the Merger Agreement, a Make-Whole Fundamental Change under the 2020 Indenture and 2023 Indenture, and a Make Whole Change of Control under the 2018 Indenture, occurred on September 15, 2017.  Pursuant to the Indentures, if a holder surrenders its Notes for conversion during the period commencing 20 days prior to the anticipated effective date of the Make-Whole Fundamental Change or Make Whole Change of Control, as applicable, and ending on October 5, 2017, the 20th day after the actual effective date of the Make-Whole Fundamental Change and Make Whole Change of Control (such period, the “Make-Whole Period”), the Company will increase the conversion rate for the Notes surrendered for conversion during such period in accordance with the Indentures as set forth below.

As more fully described in the Fundamental Change Notice and Change in Control Notice and pursuant to each of the First Supplemental Indentures, dated as of September 15, 2017, by and among the Company and the Trustee, to the Indentures, the consideration due upon conversion of the Notes will be an amount of cash equal to:

•
2018 Notes: (i) $1,071.83 per $1,000 principal amount of 2018 Notes based on a Conversion Rate of 16.1178, in the case of a holder that elects to convert its 2018 Notes, in accordance with the Indenture, at any time during Make-Whole Period, provided that, for holders that converted 2018 Notes during Make-Whole Period but prior to September 15, 2017 and have received shares of Common Stock but have not received the Additional Shares, the right to receive the Additional Shares shall change to a right to receive $35.40 per $1,000 principal amount of 2018 Notes on or after September 15, 2017, and (ii) $1,036.43 per $1,000 principal amount of 2018 Notes based on a Conversion Rate of 15.5854 in the case of a Holder that elects to convert its 2018 Notes, in accordance with the Indenture, other than during the Make-Whole Period;

•
2020 Notes: (i) $1,396.13 per $1,000 principal amount of 2020 Notes based on a Conversion Rate of 20.9944, in the case of a holder that elects to convert its 2020 Notes, in accordance with the Indenture, at any time during Make-Whole Period, provided that, for holders that converted 2020 Notes during Make-Whole Period but prior to September 15, 2017 and have received shares of Common Stock but have not received the Additional Shares, the right to receive the Additional Shares shall change to a right to receive $128.01 per $1,000 principal amount of 2020 Notes on or after September 15, 2017, and (ii) $1,268.12 per $1,000 principal amount of 2020 Notes based on a Conversion Rate of 19.0695 in the case of a Holder that elects to convert its 2020 Notes, in accordance with the Indenture, other than during the Make-Whole Period;

•	2023 Notes: $767.34 per $1,000 principal amount of 2023 Notes based on a Conversion Rate of 11.5389, which reflects no Conversion Rate adjustment.

Holders who wish to convert their Notes must satisfy the requirements set forth in the applicable Indenture. Except as set forth above, the Conversion Rate will not be subject to further adjustment.

Holders who fail to validly convert their 2018 Notes or 2020 Notes during the Make-Whole Period will not be entitled to receive the Additional Shares (as defined in the Indentures).

Other than during the Make-Whole Period, a holder may convert its Notes at any time prior to the 5:00 p.m. New York City time on (i) January 30, 2018 for the 2018 Notes, (ii) November 30, 2020 for the 2020 Notes and (iii) June 14, 2023 for the 2023 Notes, upon the terms and subject to the conditions of the applicable Indenture.

The Trustee for the Notes is The Bank of New York Mellon Trust Company, N.A. For questions or assistance related to the Notes, contact The Bank of New York Mellon Trust Company, N.A. at 800-254-2826.

About WebMD

WebMD Health Corp. is the leading provider of health information services, serving consumers, physicians, healthcare professionals, employers, and health plans through our public and private online portals, mobile platforms and health-focused publications.

The WebMD Health Network includes WebMD.com, Medscape.com, MedicineNet.com, eMedicineHealth.com, RxList.com, Medscape Education (Medscape.org) and other WebMD owned sites and apps.

******************************

WebMD®, Medscape®, CME Circle®, Medpulse®, eMedicine®, MedicineNet®, theheart.org® and RxList® are among the trademarks of WebMD Health Corp. or its subsidiaries.

NOTICE OF CHANGE IN CONTROL
AND
EXECUTION
OF
SUPPLEMENTAL INDENTURE
OF
WEBMD HEALTH CORP.
2.50% CONVERTIBLE NOTES DUE 2018
CUSIP Nos. 94770V AE2 and 94770V AF911

This Notice of Change in Control and Execution of Supplemental Indenture is given by WebMD Health Corp. (the “Company”) pursuant to the provisions of Sections 3.01 and 10.13 of the Indenture, dated as of January 11, 2011, between the Company and The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Trustee”) (as may be supplemented from time to time, the “Indenture”), relating to the Company’s 2.50% Convertible Notes due 2018 (the “Convertible Notes”).  The Trustee also serves as Paying Agent under the Indenture.  Capitalized terms used in this notice, unless otherwise defined herein, have the meanings given to such terms in the Indenture.

A Change in Control occurred on September 15, 2017, as a result of the consummation of the merger on such date of the Company with and into Diagnosis Merger Sub, Inc., with the Company continuing as the surviving entity (the “Merger”) as contemplated by the Agreement and Plan of Merger, dated as of July 24, 2017 (the “Merger Agreement”), among the Company, MH Sub I, LLC and Diagnosis Merger Sub, Inc.  Accordingly, pursuant to Section 3.01(a) of the Indenture, on or before October 27, 2017 (the “Change in Control Repurchase Date”), the holder of each Convertible Note outstanding on such date (each, a “Holder”) shall, subject to certain conditions, have the right by giving notice as stated herein to require the Company to purchase all or any portion of such Holder’s Convertible Notes in a principal amount equal to $1,000 or any positive integral multiple of $1,000 at a price equal to 100% of the principal amount outstanding of such Convertible Notes, and  together with interest accrued and unpaid, thereon to, but excluding, such Change in Control Repurchase Date, which equals $1,006.18 for each $1,000 in principal amount of the Convertible Notes (the “Repurchase Price”).  The Repurchase Price will be paid in cash.

Payment of the Repurchase Price will be made in cash by the Paying Agent on the Change in Control Repurchase Date upon presentation and surrender of Convertible Notes at the address set forth below under “Manner of Purchase,” and only if the Convertible Notes so surrendered conform in all respects to the description thereof in this Change in Control Notice, as determined by the Company in its sole discretion.  On the Change in Control Repurchase Date, the Repurchase Price will become due and payable on the portion of the Convertible Notes submitted to the Company for purchase, interest will cease to accrue on the portion of the principal amount of the Convertible Notes being purchased, and the Holders thereof will be entitled to no rights as a Holder with respect to the portion of the principal amount of the Convertible Notes being purchased except the right to receive payment of the Repurchase Price, unless the Company defaults in making payment of the Repurchase Price.  If a Holder does not exercise its right to require the Company to purchase all Convertible Notes owned by such Holder, then after the Change in Control Repurchase Date and upon surrender of the Convertible Notes as to which such right has been exercised, a new Convertible Note or Convertible Notes in principal amount at issuance equal to the portion of the Convertible Notes not submitted to the Company for purchase shall be issued upon cancellation of the original Convertible Note.

Holders who deliver their Convertible Notes and an Option of Holder to Elect Repurchase Notice to the Paying Agent and do not properly and validly withdraw such notice prior to the Withdrawal Date identified below will not be permitted to convert such Convertible Notes and will not receive the Additional Shares, to which they may otherwise be entitled, as contemplated in Section 10.05 of the Indenture.  See “Conversion Rights” below.

1
The CUSIP numbers are included solely for the convenience of the holders of Convertible Notes.  Neither the Company nor the Trustee shall be responsible for the selection or use of the CUSIP numbers, nor is any representation made as to its correctness with respect to the Convertible Notes or as indicated in this Notice.

1

Holders of Convertible Notes should consider the following important dates in connection with this Notice:

Date	Calendar Date	Event
Expiration Date	October 15, 2017	The last day for Holders to elect to require the repurchase of Convertible Notes and deliver Convertible Notes pursuant to this Notice.

Withdrawal Date	October 25, 2017	The last day for Holders to validly withdraw elections to require the repurchase of Convertible Notes.

Change in Control Repurchase Date	October 27, 2017
The Company accepts all elections to require the purchase of Convertible Notes validly delivered prior to the Expiration Date and not validly withdrawn.  The Company notifies the Paying Agent that such elections and delivered Convertible Notes are accepted for repurchase and payment.

The Company deposits with the Paying Agent the amount of cash necessary to pay each electing and delivering Holder the Repurchase Price.

The Paying Agent pays each electing Holder who has delivered the Convertible Notes prior to this date the Repurchase Price in cash for all of the Convertibles Notes properly and validly delivered by such Holder.

Neither the Company nor the Trustee and Paying Agent make any recommendation as to whether Holders should elect to require the Company to repurchase their Convertible Notes.

MANNER OF PURCHASE

If you are the owner of a beneficial interest in the Convertible Notes through The Depository Trust Company (“DTC”) and you elect to submit your Convertible Notes for purchase, you must, on or prior to 5:00 p.m. New York City time on October 15, 2017:

(i)	complete the appropriate instruction form pursuant to DTC’s book-entry program,

(ii)
deliver through the DTC’s book-entry system your beneficial interest, together with an agent’s message transmitted by DTC to the Paying Agent (instead of delivering the Option of Holder to Elect Repurchase Notice described below), and

(iii)
follow any other required directions as instructed by DTC.  The term “agent’s message” means a message, transmitted by DTC to, and received by, the Paying Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant submitting the Convertible Notes for repurchase, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Change in Control Notice.

Each beneficial owner of a beneficial interest in the Convertible Notes that has properly and validly delivered such beneficial interest and agent’s message for purchase through DTC, and not properly withdrawn such delivery prior to 5:00 p.m. New York City time on October 25, 2017, will receive the Repurchase Price through the facilities of DTC promptly following the later of (i) Change in Control Repurchase Date and (ii) the time of the book-entry transfer or delivery of the Convertible Notes.  Delivery by any owner of a beneficial interest in the Convertible Notes, together with an agent’s message through the facilities of DTC prior to 5:00 p.m. New York City time on October 15, 2017, is a condition to receipt of the Repurchase Price by such Holder.
2

In order for any Holder of Convertible Notes in certificated form to exercise its right to require the Company to purchase a Convertible Note at the Repurchase Price, such Holder must, on or prior to 5:00 p.m. New York City time on October 15, 2017, deliver to the Trustee, or to the Paying Agent:

(i)
written notice in the form of the Option of Holder to Elect Repurchase Notice (the “Option of Holder to Elect Repurchase Notice”) as set forth on the back of the Convertible Notes, or in the form set forth as Exhibit A hereto, in each case, duly completed and signed, with appropriate signature guarantee; and

(ii)
the Convertible Notes with respect to which the Change in Control Repurchase Right is being exercised, duly endorsed for transfer to the Company, and the Holder of such Convertible Notes shall be entitled to receive from the Paying Agent a nontransferable receipt of deposit evidencing such deposit.

An Option of Holder to Elect Repurchase Notice for certificated Convertible Notes may be delivered by letter, overnight courier, hand delivery, facsimile transmission or other written form.

NOTICE OF WITHDRAWAL

Any Holder of Convertible Notes who has given an Option of Holder to Elect Repurchase Notice may withdraw such Option of Holder to Elect Repurchase Notice, in whole or in part, by delivery of a written notice of withdrawal in the form attached hereto as Exhibit B (the “Withdrawal Notice”) to the Corporate Trust Office of the Paying Agent at any time on or prior to 5:00 p.m. New York City time on October 25, 2017, the second business day prior to the Change in Control Repurchase Date.  A Withdrawal Notice must specify:

(1)	the certificate or CUSIP number, as applicable, of the Convertible Notes in respect of which such Withdrawal Notice is being submitted;

(2)	the aggregate principal amount of the Convertible Notes with respect to which such Withdrawal Notice is being submitted; and

(3)
the aggregate principal amount, if any, of such Convertible Notes that remain subject to the original Option of Holder to Elect Repurchase Notice and which has been or will be delivered for purchase by the Company.

A Withdrawal Notice for certificated Convertible Notes may be delivered by letter, overnight courier, hand delivery, facsimile transmission or other written form.

The Paying Agent will promptly notify the Company of the receipt by it of any Option of Holder to Elect Repurchase Notice or Withdrawal Notice.

CONVERSION RIGHTS

Holders that do not elect to require the Company to purchase their Convertible Notes will maintain the right to convert their Convertible Notes into cash until 5:00 p.m. New York City time on January 30, 2018, which is the business day immediately preceding the Maturity Date, upon the terms and subject to the conditions of the Indenture.  Pursuant to the First Supplemental Indenture, dated as of September 15, 2017, entered into between the Company and the Trustee in connection with the Merger (the “First Supplemental Indenture”), each Holder of a Convertible Note has the right, upon conversion of such Convertible Note, to receive an amount of cash equal to (i) $1,071.83 per $1,000 principal amount of Convertible Notes based on a Conversion Rate of 16.1178 in the case of a Holder that elects to convert its Convertible Notes, in accordance with the Indenture, during the period commencing 20 days prior to the anticipated effective date of the Make Whole Change of Control and ending October 5, 2017, the 20th day after the date that the Merger became effective (such period, the “Make Whole Change of Control Period”), provided that, for Holders that converted their Convertible Notes during Make Whole Change of Control Period but prior to September 15, 2017 and have received shares of Common Stock but have not received the Additional Shares, the right to receive the Additional Shares shall change to a right to receive $35.40 per $1,000 principal amount of the Convertible Notes on or after September 15, 2017, and (ii) $1,036.43 per $1,000 principal amount of Convertible Notes based on a Conversion Rate of 15.5854 in the case of a Holder that elects to convert its Convertible Notes, in accordance with the Indenture, other than during the Make Whole Change of Control Period.

3

Except as set forth above, the Conversion Rate will not be subject to further adjustment.

Holders who fail to validly convert their Convertible Notes during the Make Whole Change of Control Period will not be entitled to receive any Additional Shares in accordance with Section 10.05 of the Indenture.

A Holder may convert its Convertible Notes at any time prior to the 5:00 p.m. New York City time on January 30, 2018, upon the terms and subject to the conditions of the Indenture. In order to receive the Additional Shares, however, a Holder must convert its Convertible Notes during the Make Whole Change of Control Period.

The Company will settle in cash its entire conversion obligation in respect of the principal amount of Convertible Notes that are so converted on the third business day after the applicable Conversion Date.  Therefore, holders that validly convert their Convertible Notes during the three business days immediately preceding to the Change in Control Repurchase Date may not receive the cash payment with respect to their Convertible Notes until after the Change in Control Repurchase Date.

At the time of this notice the Convertible Notes are eligible for conversion.

In order to convert its Convertible Notes during the Make Whole Change of Control Period, prior to 5:00 p.m. New York City time on October 5, 2017, such holder must:

(i)	in the case of a Global Note, comply with the procedures of DTC in effect at that time and, if required, all transfer or similar taxes, if any, and

(ii)          in the case of a Convertible Note issued in certificated form:

(a)
complete and sign and deliver the Conversion Notice (a “Conversion Notice”), with appropriate signature guarantee, in the form on the reverse of such certificated Convertible Note (or a facsimile thereof) (Exhibit C hereto)

(b)	surrender such Convertible Note, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent,

(c)	furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent,

(d)	if required by Article X of the Indenture, pay the amount of interest the Holder may be paid and

(e)	pay any transfer or similar tax if required.

The Trustee shall notify the Company of any conversion on the date of such conversion.

Any Convertible Notes as to which an Option of Holder to Elect Repurchase Notice has been given may be converted pursuant to the immediately foregoing paragraph only if the applicable Option of Holder to Elect Repurchase Notice has been properly and validly withdrawn in accordance with the terms of the Indenture, which are described above.
4

PAYING AGENT

The name and address of the Paying Agent are as follows:

By Regular Mail:	By Certified, Registered Mail or Overnight Courier:
The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Fl. Pittsburgh, Pennsylvania 15262 Attention: Corporate Trust Administration	The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Fl. Pittsburgh, Pennsylvania 15262 Attention: Corporate Trust Administration

For further information call:  800-254-2826.

CONVERSION AGENT

The name and address of the Conversion Agent are as follows:

By First Class/Registered/ Certified Mail:	By Express/Overnight Delivery:	In Hand or In Person:
The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations

Delivery of this Option of Holder to Elect Repurchase Notice and all other required documents to an address other than as set forth above does not constitute valid delivery.  Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent or the Conversion Agent.  The method of delivery of all documents, including certificates representing the Convertible Notes, is at the risk of the holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign this Option of Holder to Elect Repurchase Notice in the appropriate space provided therefore, with signature guarantee if required, and complete the substitute Form W-9 included herein.

BACKUP WITHHOLDING

U.S. federal tax law requires that the Paying Agent withhold 28% of your payment under backup withholding rules unless: (a) you qualify for an exemption or (b) you provide the Paying Agent with your correct taxpayer identification number (“TIN”) (generally your Social Security Number or Federal Employer Identification Number) and make certain other required certifications.  A U.S. Holder may provide the required information and certifications by submitting the Form W-9 included herein. Certain Holders, including generally all corporations and certain foreign persons, are not subject to backup withholding. A Holder that is a foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an applicable form W-8, which may be obtained from the IRS website at www.irs.gov.

EXECUTION OF SUPPLEMENTAL INDENTURE

In connection with the Merger and pursuant to Section 10.13 of the Indenture, the Company and the Trustee entered into the First Supplemental Indenture, dated as of September 15, 2017, providing that the Convertible Notes held by each Holder are convertible into the amount of cash which such Holder would have been entitled to receive upon consummation of the Merger had such Convertible Notes been converted into Common Stock immediately prior to the effective time of the Merger, subject to adjustments set forth in the First Supplemental Indenture.
5

GENERAL

A copy of this Notice of Change in Control and Execution of Supplemental Indenture has been sent to all holders of record of the Convertible Notes as of September 15, 2017.

September 15, 2017	WEBMD HEALTH CORP.

By:	Blake DeSimone

Name:	Blake DeSimone

Title:	Executive Vice President and Chief Financial Officer

6

EXHIBIT A

OPTION OF HOLDER TO ELECT REPURCHASE NOTICE

Certificate No. of Security: ______________

If you elect to have this Security purchased by the Company pursuant to Section 3.01 of the Indenture, check the box:

If you elect to have only part of this Security purchased by the Company pursuant to Section 3.01 of the Indenture state the principal amount:

$__________________
(in an integral multiple of $1,000)

Dated:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

A-1

GENERAL INSTRUCTIONS TO THE OPTION OF HOLDER TO ELECT REPURCHASE NOTICE

1.	Please do not send Convertible Note certificates directly to the Company.

If you hold your Convertible Notes in certificated form, your Convertible Note certificates, together with your signed and completed Option of Holder to Elect Repurchase Notice, should be mailed, or otherwise delivered, to the Paying Agent, at the appropriate address indicated on the fourth page hereof.

2.	Signature, Assignments and Medallion Stamp Requirements.

If this Option of Holder to Elect Repurchase Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Option of Holder to Elect Repurchase Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

3.	Certificate or Check to be Issued in a Different Name.

If a check is to be issued in a name other than that of the registered Holder(s) of the Convertible Notes, the related Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Change in Control Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Note certificates, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If the Option of Holder to Elect Repurchase Notice is signed by someone other than the registered owner, who is not a person described in the preceding paragraph, the Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Option of Holder to Elect Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Notes, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.
A-1

4.	Joint Holders and Debenture Certificates Registered in Different Names.

If Convertible Notes in certificated form are tendered by joint Holders, all such persons must sign the Option of Holder to Elect Repurchase Notice.

5.	Lost or Destroyed Certificates for Securities.

If your Convertible Note certificates have been either lost or destroyed, notify the Trustee of this fact promptly by telephoning the Trustee at The Bank of New York Mellon Trust Company, N.A., Corporate Trust Administration at 800-254-2826.  You will then be instructed as to the steps you must take in order to have your Convertible Notes purchased.  This Option of Holder to Elect Repurchase Notice and related documents cannot be processed until the lost certificates procedures have been completed.

6.	Questions on How to Submit Your Convertible Security Certificates.

Questions and requests for assistance on how to submit your Convertible Notes in certificated form, as well as requests for additional copies of this Option of Holder to Elect Repurchase Notice should be directed to the Trustee at one of the addresses set forth on the fourth page hereof or by telephoning The Bank of New York Mellon Trust Company, N.A., Corporate Trust Administration at 800-254-2826.

7.	Backup and Nonresident Withholding.

In order to avoid backup withholding of federal income tax on the cash received upon the surrender of Convertible Notes for purchase, a Holder that is a United States person must, unless an exemption applies, provide the Paying Agent with his or her correct taxpayer identification number (“TIN”) on the Form W-9 included herein and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding.  If the correct TIN is not provided, the Internal Revenue Service may impose a $50 penalty and payments made with respect to the surrendered Convertible Notes may be subject to backup withholding of 28%.

Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is thereby furnished to the Internal Revenue Service.

The TIN to be provided on the Form W-9 is that of the registered holder(s) of the Convertible Notes.  The TIN for an individual is his or her social security number.  The person surrendering the Convertible Notes may indicate that such person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future by writing “Applied For” in Part I of the Form W-9.  Notwithstanding the indication of awaiting TIN status in Part I, the Paying Agent will withhold 28% on any payment with respect to the Convertible Notes made prior to the time it is provided with a properly certified TIN.

Exempt persons (including, among others, generally all corporations and certain foreign persons) are not subject to backup withholding (although foreign persons may be subject to nonresident withholding unless certain requirements are met).

A holder that is a foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an applicable Form W-8, which can be obtained from the IRS website at http://www.irs.gov.  A Holder of Convertible Notes should consult his or her tax advisor as to his or her qualification for an exemption from backup and nonresident withholding and the procedure for obtaining such exemptions.

A-2

EXHIBIT B

WITHDRAWAL NOTICE

If you wish to exercise your option to withdraw an Option of Holder to Elect Repurchase Notice previously given with respect to all or any portion of your 2.50% Convertible Notes due 2018 (CUSIP Nos. 94770V AE2 and 94770V AF9) (the “Convertible Notes”) and you hold beneficial interests in the Convertible Notes held in global form pursuant to the book-entry transfer system of The Depository Trust Company (“DTC”), you should complete the appropriate instruction form pursuant to DTC’s book-entry system, deliver by book-entry delivery an interest in such Convertible Notes in global form and an agent’s message and follow such other directions as instructed by DTC.

If you wish to withdraw an Option of Holder to Elect Repurchase Notice with respect to your Convertible Notes in certificated form, the Withdrawal Notice MUST BE RECEIVED by The Bank of New York Mellon Trust Company, N.A. (the “Paying Agent”), at one of the addresses set forth below prior to 5:00 p.m., New York City time, on October 25, 2017.

__________________________

By First Class/Registered/ Certified Mail:	By Express/Overnight Delivery:	In Hand or In Person:
The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations

For further information call:  800-254-2826.

Delivery of this Withdrawal Notice and all other required documents to an address other than as set forth above does not constitute valid delivery to the Paying Agent.  Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent.  The method of delivery of all documents is at the risk of the Holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign this Withdrawal Notice in the appropriate space provided therefor, with signature guarantee if required.

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Please note that if you are withdrawing an Option of Holder to Elect Repurchase Notice with respect to Convertible Notes held in global form pursuant to the book-entry transfer system of DTC, you do not need to complete and return this Withdrawal Notice.  See “Notice of Withdrawal in the Option of Holder to Elect Repurchase Notice” for a description of withdrawal procedures for beneficial interests in Convertible Notes owned through DTC’s book-entry system.
B-1

ITEM A. DESCRIPTION OF CONVERTIBLE NOTES BEING WITHDRAWN
Name and Address of Registered Holder	Certificates Withdrawn (Please fill in numbers and amounts and attach sheet if the space below is inadequate.)
	Certificate Number(s)	Principal Amount	Principal Amount being Withdrawn (if less than all) (must be in integral multiples of $1,000.00)	Principal Amount remaining subject to repurchase by the Company (if any) (must be in integral multiples of $1,000.00)

			Total Principal Amount $_____________	Total Principal Amount $_____________

B-2

ITEM B. REQUIRED SIGNATURES
The signature(s) on this Withdrawal Notice must correspond exactly with the name(s) of the:  (1) registered owner(s) of the Convertible Note certificate(s) being withdrawn, or (2) person(s) to whom each such certificate has been properly assigned and transferred, in which case evidence of transfer must accompany this Withdrawal Notice.

Dated: __________________________________

Signature:________________________________

Signature:________________________________

Telephone: (_____) ________________________

Social Security Number or
Employer I.D. Number: _____________________

← PLEASE SIGN HERE
CONFIRMATION OF EXERCISE OF WITHDRAWAL OPTION

The signature(s) of the Holder(s) above is confirmation that the Holder(s) is/are electing that such Convertible Notes described in Item A, above, shall be withdrawn from Holder’s previously delivered Option of Holder to Elect Repurchase Notice and shall not be repurchased on the Change in Control Repurchase Date, as provided for in the Convertible Notes and in the Indenture.

B-3

GENERAL INSTRUCTIONS TO THE WITHDRAWAL NOTICE

1.	Signature, Assignments and Medallion Stamp Requirements.

If this Withdrawal Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Withdrawal Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

2.	Joint Holders and Debenture Certificates Registered in Different Names.

If Convertible Notes in certificated form are withdrawn by joint Holders, all such persons must sign the Withdrawal Notice in Item B.

B-4

EXHIBIT C

CONVERSION NOTICE

To convert this Security into Common Stock, check the box:

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$___________________

If you want the stock certificate, if any, made out in another person’s name, fill in the form below:

(Insert other person’s soc. sec. or tax I.D. no.)

(Print or type other person’s name, address and zip code)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

C-1

NOTICE OF FUNDAMENTAL CHANGE
AND
EXECUTION
OF
SUPPLEMENTAL INDENTURE
OF
WEBMD HEALTH CORP.
1.50% CONVERTIBLE NOTES DUE 2020
CUSIP Nos. 94770V AJ1 and 94770V AK82

This Notice of Fundamental Change and Execution of Supplemental Indenture is given by WebMD Health Corp. (the “Company”) pursuant to the provisions of Sections 3.01 and 10.13 of the Indenture, dated as of November 26, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Trustee”) (as may be supplemented from time to time, the “Indenture”), relating to the Company’s 1.50% Convertible Notes due 2020 (the “Convertible Notes”).  The Trustee also serves as Paying Agent under the Indenture.  Capitalized terms used in this notice, unless otherwise defined herein, have the meanings given to such terms in the Indenture.

A Fundamental Change occurred on September 15, 2017, as a result of the consummation of the merger on such date of the Company with and into Diagnosis Merger Sub, Inc., with the Company continuing as the surviving entity (the “Merger”) as contemplated by the Agreement and Plan of Merger, dated as of July 24, 2017 (the “Merger Agreement”), among the Company, MH Sub I, LLC and Diagnosis Merger Sub, Inc.  Accordingly, pursuant to Section 3.01(a) of the Indenture, on or before October 27, 2017 (the “Fundamental Change Repurchase Date”), the holder of each Convertible Note outstanding on such date (each, a “Holder”) shall, subject to certain conditions, have the right by giving notice as stated herein to require the Company to purchase all or any portion of such Holder’s Convertible Notes in a principal amount equal to $1,000 or any positive integral multiple of $1,000 at a price equal to 100% of the principal amount outstanding of such Convertible Notes, and  together with interest accrued and unpaid, thereon to, but excluding, such Fundamental Change Repurchase Date, which equals $1,006.21 for each $1,000 in principal amount of the Convertible Notes (the “Repurchase Price”).  The Repurchase Price will be paid in cash.

Payment of the Repurchase Price will be made in cash by the Paying Agent on the Fundamental Change Repurchase Date upon presentation and surrender of Convertible Notes at the address set forth below under “Manner of Purchase,” and only if the Convertible Notes so surrendered conform in all respects to the description thereof in this Fundamental Change Notice, as determined by the Company in its sole discretion.  On the Fundamental Change Repurchase Date, the Repurchase Price will become due and payable on the portion of the Convertible Notes submitted to the Company for purchase, interest will cease to accrue on the portion of the principal amount of the Convertible Notes being purchased, and the Holders thereof will be entitled to no rights as a Holder with respect to the portion of the principal amount of the Convertible Notes being purchased except the right to receive payment of the Repurchase Price, unless the Company defaults in making payment of the Repurchase Price.  If a Holder does not exercise its right to require the Company to purchase all Convertible Notes owned by such Holder, then after the Fundamental Change Repurchase Date and upon surrender of the Convertible Notes as to which such right has been exercised, a new Convertible Note or Convertible Notes in principal amount at issuance equal to the portion of the Convertible Notes not submitted to the Company for purchase shall be issued upon cancellation of the original Convertible Note.

Holders who deliver their Convertible Notes and an Option of Holder to Elect Repurchase Notice to the Paying Agent and do not properly and validly withdraw such notice prior to the Withdrawal Date identified below will not be permitted to convert such Convertible Notes and will not receive the Additional Shares, to which they may otherwise be entitled, as contemplated in Section 10.05 of the Indenture.  See “Conversion Rights” below.

[2]
The CUSIP numbers are included solely for the convenience of the holders of Convertible Notes.  Neither the Company nor the Trustee shall be responsible for the selection or use of the CUSIP numbers, nor is any representation made as to its correctness with respect to the Convertible Notes or as indicated in this Notice.

1

Holders of Convertible Notes should consider the following important dates in connection with this Notice:

Date	Calendar Date	Event
Expiration Date	October 15, 2017	The last day for Holders to elect to require the repurchase of Convertible Notes and deliver Convertible Notes pursuant to this Notice.

Withdrawal Date	October 25, 2017	The last day for Holders to validly withdraw elections to require the repurchase of Convertible Notes.

Fundamental Change Repurchase Date	October 27, 2017
The Company accepts all elections to require the purchase of Convertible Notes validly delivered prior to the Expiration Date and not validly withdrawn.  The Company notifies the Paying Agent that such elections and delivered Convertible Notes are accepted for repurchase and payment.

The Company deposits with the Paying Agent the amount of cash necessary to pay each electing and delivering Holder the Repurchase Price.

The Paying Agent pays each electing Holder who has delivered the Convertible Notes prior to this date the Repurchase Price in cash for all of the Convertibles Notes properly and validly delivered by such Holder.

Neither the Company nor the Trustee and Paying Agent make any recommendation as to whether Holders should elect to require the Company to repurchase their Convertible Notes.

MANNER OF PURCHASE

If you are the owner of a beneficial interest in the Convertible Notes through The Depository Trust Company (“DTC”) and you elect to submit your Convertible Notes for purchase, you must, on or prior to 5:00 p.m. New York City time on October 15, 2017:

(i)	complete the appropriate instruction form pursuant to DTC’s book-entry program,

(ii)
deliver through the DTC’s book-entry system your beneficial interest, together with an agent’s message transmitted by DTC to the Paying Agent (instead of delivering the Option of Holder to Elect Repurchase Notice described below), and

(iii)
follow any other required directions as instructed by DTC.  The term “agent’s message” means a message, transmitted by DTC to, and received by, the Paying Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant submitting the Convertible Notes for repurchase, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Fundamental Change Repurchase Right Notice.

Each beneficial owner of a beneficial interest in the Convertible Notes that has properly and validly delivered such beneficial interest and agent’s message for purchase through DTC, and not properly withdrawn such delivery prior to 5:00 p.m. New York City time on October 25, 2017, will receive the Repurchase Price through the facilities of DTC promptly following the later of (i) Fundamental Change Repurchase Date and (ii) the time of the book-entry transfer or delivery of the Convertible Notes.  Delivery by any owner of a beneficial interest in the Convertible Notes, together with an agent’s message through the facilities of DTC prior to 5:00 p.m. New York City time on October 15, 2017, is a condition to receipt of the Repurchase Price by such Holder.

2

In order for any Holder of Convertible Notes in certificated form to exercise its right to require the Company to purchase a Convertible Note at the Repurchase Price, such Holder must, on or prior to 5:00 p.m. New York City time on October 15, 2017, deliver to the Trustee, or to the Paying Agent:

(i)
written notice in the form of the Option of Holder to Elect Repurchase Notice (the “Option of Holder to Elect Repurchase Notice”) as set forth on the back of the Convertible Notes, or in the form set forth as Exhibit A hereto, in each case, duly completed and signed, with appropriate signature guarantee; and

(ii)
the Convertible Notes with respect to which the Fundamental Change Repurchase Right is being exercised, duly endorsed for transfer to the Company, and the Holder of such Convertible Notes shall be entitled to receive from the Paying Agent a nontransferable receipt of deposit evidencing such deposit.

An Option of Holder to Elect Repurchase Notice for certificated Convertible Notes may be delivered by letter, overnight courier, hand delivery, facsimile transmission or other written form.

NOTICE OF WITHDRAWAL

Any Holder of Convertible Notes who has given an Option of Holder to Elect Repurchase Notice may withdraw such Option of Holder to Elect Repurchase Notice, in whole or in part, by delivery of a written notice of withdrawal in the form attached hereto as Exhibit B (the “Withdrawal Notice”) to the Corporate Trust Office of the Paying Agent at any time on or prior to 5:00 p.m. New York City time on October 25, 2017, the second business day prior to the Fundamental Change Repurchase Date.  A Withdrawal Notice must specify:

(1)	the certificate or CUSIP number, as applicable, of the Convertible Notes in respect of which such Withdrawal Notice is being submitted;

(2)	the aggregate principal amount of the Convertible Notes with respect to which such Withdrawal Notice is being submitted; and

(3)
the aggregate principal amount, if any, of such Convertible Notes that remain subject to the original Option of Holder to Elect Repurchase Notice and which has been or will be delivered for purchase by the Company.

A Withdrawal Notice for certificated Convertible Notes may be delivered by letter, overnight courier, hand delivery, facsimile transmission or other written form.

The Paying Agent will promptly notify the Company of the receipt by it of any Option of Holder to Elect Repurchase Notice or Withdrawal Notice.

CONVERSION RIGHTS

Holders that do not elect to require the Company to purchase their Convertible Notes will maintain the right to convert their Convertible Notes into cash until 5:00 p.m. New York City time on November 30, 2020, which is the business day immediately preceding the Maturity Date, upon the terms and subject to the conditions of the Indenture.  Pursuant to the First Supplemental Indenture, dated as of September 15, 2017, entered into between the Company and the Trustee in connection with the Merger (the “First Supplemental Indenture”), each Holder of a Convertible Note has the right, upon conversion of such Convertible Note, to receive an amount of cash equal to (i) $1,396.13 per $1,000 principal amount of Convertible Notes based on a Conversion Rate of 20.9944 in the case of a Holder that elects to convert its Convertible Notes, in accordance with the Indenture, during the period commencing 20 days prior to the anticipated effective date of the Make-Whole Fundamental Change and ending October 5, 2017, the 20th day after the date that the Merger became effective (such period, the “Make-Whole Fundamental Change Period”), provided that, for Holders that converted their Convertible Notes during Make-Whole Fundamental Change Period but prior to September 15, 2017 and have received shares of Common Stock but have not received the Additional Shares, the right to receive the Additional Shares shall change to a right to receive $128.01 per $1,000 principal amount of the Convertible Notes on or after September 15, 2017, and (ii) $1,268.12 per $1,000 principal amount of Convertible Notes based on a Conversion Rate of 19.0695 in the case of a Holder that elects to convert its Convertible Notes, in accordance with the Indenture, other than during the Make-Whole Fundamental Change Period.

3

Except as set forth above, the Conversion Rate will not be subject to further adjustment.

Holders who fail to validly convert their Convertible Notes during the Make-Whole Conversion Period will not be entitled to receive any Additional Shares in accordance with Section 10.05 of the Indenture.

A Holder may convert its Convertible Notes at any time prior to the 5:00 p.m. New York City time on November 30, 2020, upon the terms and subject to the conditions of the Indenture. In order to receive the Additional Shares, however, a Holder must convert its Convertible Notes during the Make-Whole Fundamental Change Period.

The Company will settle in cash its entire conversion obligation in respect of the principal amount of Convertible Notes that are so converted on the third business day after the applicable Conversion Date. Therefore, holders that validly convert their Convertible Notes during the three business days immediately preceding to the Fundamental Change Repurchase Date may not receive the cash payment with respect to their Convertible Notes until after the Fundamental Change Repurchase Date.

At the time of this notice the Convertible Notes are eligible for conversion.

In order to convert its Convertible Notes during the Make-Whole Fundamental Change Period, prior to 5:00 p.m. New York City time on October 5, 2017, such holder must:

(i)	in the case of a Global Note, comply with the procedures of DTC in effect at that time and, if required, all transfer or similar taxes, if any, and

(ii)          in the case of a Convertible Note issued in certificated form:

(a)
complete and sign and deliver the Conversion Notice (a “Conversion Notice”), with appropriate signature guarantee, in the form on the reverse of such certificated Convertible Note (or a facsimile thereof) (Exhibit C hereto)

(b)	surrender such Convertible Note, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent,

(c)	furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent,

(d)	if required by Article X of the Indenture, pay the amount of interest the Holder may be paid and

(e)	pay any transfer or similar tax if required.

The Trustee shall notify the Company of any conversion on the date of such conversion.

Any Convertible Notes as to which an Option of Holder to Elect Repurchase Notice has been given may be converted pursuant to the immediately foregoing paragraph only if the applicable Option of Holder to Elect Repurchase Notice has been properly and validly withdrawn in accordance with the terms of the Indenture, which are described above.
4

PAYING AGENT

The name and address of the Paying Agent are as follows:

By Regular Mail:	By Certified, Registered Mail or Overnight Courier:
The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Fl. Pittsburgh, Pennsylvania 15262 Attention: Corporate Trust Administration	The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Fl. Pittsburgh, Pennsylvania 15262 Attention: Corporate Trust Administration

For further information call:  800-254-2826.

CONVERSION AGENT

The name and address of the Conversion Agent are as follows:

By First Class/Registered/ Certified Mail:	By Express/Overnight Delivery:	In Hand or In Person:
The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations

Delivery of this Option of Holder to Elect Repurchase Notice and all other required documents to an address other than as set forth above does not constitute valid delivery.  Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent or the Conversion Agent.  The method of delivery of all documents, including certificates representing the Convertible Notes, is at the risk of the holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign this Option of Holder to Elect Repurchase Notice in the appropriate space provided therefore, with signature guarantee if required, and complete the substitute Form W-9 included herein.

BACKUP WITHHOLDING

U.S. federal tax law requires that the Paying Agent withhold 28% of your payment under backup withholding rules unless: (a) you qualify for an exemption or (b) you provide the Paying Agent with your correct taxpayer identification number (“TIN”) (generally your Social Security Number or Federal Employer Identification Number) and make certain other required certifications.  A U.S. Holder may provide the required information and certifications by submitting the Form W-9 included herein. Certain Holders, including generally all corporations and certain foreign persons, are not subject to backup withholding. A Holder that is a foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an applicable form W-8, which may be obtained from the IRS website at www.irs.gov.

EXECUTION OF SUPPLEMENTAL INDENTURE

In connection with the Merger and pursuant to Section 10.13 of the Indenture, the Company and the Trustee entered into the First Supplemental Indenture, dated as of September 15, 2017, providing that the Convertible Notes held by each Holder are convertible into the amount of cash which such Holder would have been entitled to receive upon consummation of the Merger had such Convertible Notes been converted into Common Stock immediately prior to the effective time of the Merger, subject to adjustments set forth in the First Supplemental Indenture.
5

GENERAL

A copy of this Notice of Fundamental Change and Execution of Supplemental Indenture has been sent to all holders of record of the Convertible Notes as of September 15, 2017.

September 15, 2017	WEBMD HEALTH CORP.

By:	Blake DeSimone

Name:	Blake DeSimone

Title:	Executive Vice President and Chief Financial Officer

6

EXHIBIT A

OPTION OF HOLDER TO ELECT REPURCHASE NOTICE

Certificate No. of Security: _________________

If you elect to have this Security purchased by the Company pursuant to Section 3.01 of the Indenture, check the box:

If you elect to have only part of this Security purchased by the Company pursuant to Section 3.01 of the Indenture state the principal amount:

$________________
(in an integral multiple of $1,000)

Dated:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

A-1

GENERAL INSTRUCTIONS TO THE OPTION OF HOLDER TO ELECT REPURCHASE NOTICE

1.	Please do not send Convertible Note certificates directly to the Company.

If you hold your Convertible Notes in certificated form, your Convertible Note certificates, together with your signed and completed Option of Holder to Elect Repurchase Notice, should be mailed, or otherwise delivered, to the Paying Agent, at the appropriate address indicated on the fourth page hereof.

2.	Signature, Assignments and Medallion Stamp Requirements.

If this Option of Holder to Elect Repurchase Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Option of Holder to Elect Repurchase Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

3.	Certificate or Check to be Issued in a Different Name.

If a check is to be issued in a name other than that of the registered Holder(s) of the Convertible Notes, the related Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Note certificates, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If the Option of Holder to Elect Repurchase Notice is signed by someone other than the registered owner, who is not a person described in the preceding paragraph, the Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Option of Holder to Elect Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Notes, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.
A-1

4.	Joint Holders and Debenture Certificates Registered in Different Names.

If Convertible Notes in certificated form are tendered by joint Holders, all such persons must sign the Option of Holder to Elect Repurchase Notice.

5.	Lost or Destroyed Certificates for Securities.

If your Convertible Note certificates have been either lost or destroyed, notify the Trustee of this fact promptly by telephoning the Trustee at The Bank of New York Mellon Trust Company, N.A., Corporate Trust Administration at 800-254-2826.  You will then be instructed as to the steps you must take in order to have your Convertible Notes purchased.  This Option of Holder to Elect Repurchase Notice and related documents cannot be processed until the lost certificates procedures have been completed.

6.	Questions on How to Submit Your Convertible Security Certificates.

Questions and requests for assistance on how to submit your Convertible Notes in certificated form, as well as requests for additional copies of this Option of Holder to Elect Repurchase Notice should be directed to the Trustee at one of the addresses set forth on the fourth page hereof or by telephoning The Bank of New York Mellon Trust Company, N.A., Corporate Trust Administration at 800-254-2826.

7.	Backup and Nonresident Withholding.

In order to avoid backup withholding of federal income tax on the cash received upon the surrender of Convertible Notes for purchase, a Holder that is a United States person must, unless an exemption applies, provide the Paying Agent with his or her correct taxpayer identification number (“TIN”) on the Form W-9 included herein and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding.  If the correct TIN is not provided, the Internal Revenue Service may impose a $50 penalty and payments made with respect to the surrendered Convertible Notes may be subject to backup withholding of 28%.

Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is thereby furnished to the Internal Revenue Service.

The TIN to be provided on the Form W-9 is that of the registered holder(s) of the Convertible Notes.  The TIN for an individual is his or her social security number.  The person surrendering the Convertible Notes may indicate that such person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future by writing “Applied For” in Part I of the Form W-9.  Notwithstanding the indication of awaiting TIN status in Part I, the Paying Agent will withhold 28% on any payment with respect to the Convertible Notes made prior to the time it is provided with a properly certified TIN.

Exempt persons (including, among others, generally all corporations and certain foreign persons) are not subject to backup withholding (although foreign persons may be subject to nonresident withholding unless certain requirements are met).

A holder that is a foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an applicable Form W-8, which can be obtained from the IRS website at http://www.irs.gov.  A Holder of Convertible Notes should consult his or her tax advisor as to his or her qualification for an exemption from backup and nonresident withholding and the procedure for obtaining such exemptions.

A-2

EXHIBIT B

WITHDRAWAL NOTICE

If you wish to exercise your option to withdraw an Option of Holder to Elect Repurchase Notice previously given with respect to all or any portion of your 1.50% Convertible Notes due 2020 (CUSIP Nos. 94770V AJ1 and 94770V AK8) (the “Convertible Notes”) and you hold beneficial interests in the Convertible Notes held in global form pursuant to the book-entry transfer system of The Depository Trust Company (“DTC”), you should complete the appropriate instruction form pursuant to DTC’s book-entry system, deliver by book-entry delivery an interest in such Convertible Notes in global form and an agent’s message and follow such other directions as instructed by DTC.

If you wish to withdraw an Option of Holder to Elect Repurchase Notice with respect to your Convertible Notes in certificated form, the Withdrawal Notice MUST BE RECEIVED by The Bank of New York Mellon Trust Company, N.A. (the “Paying Agent”), at one of the addresses set forth below prior to 5:00 p.m., New York City time, on October 25, 2017.

__________________________

By First Class/Registered/ Certified Mail:	By Express/Overnight Delivery:	In Hand or In Person:
The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations

For further information call:  800-254-2826.

Delivery of this Withdrawal Notice and all other required documents to an address other than as set forth above does not constitute valid delivery to the Paying Agent.  Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent.  The method of delivery of all documents is at the risk of the Holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign this Withdrawal Notice in the appropriate space provided therefor, with signature guarantee if required.

---------------------------------------------------------------------------------------------------------------------

Please note that if you are withdrawing an Option of Holder to Elect Repurchase Notice with respect to Convertible Notes held in global form pursuant to the book-entry transfer system of DTC, you do not need to complete and return this Withdrawal Notice.  See “Notice of Withdrawal in the Option of Holder to Elect Repurchase Notice” for a description of withdrawal procedures for beneficial interests in Convertible Notes owned through DTC’s book-entry system.
B-1

ITEM A. DESCRIPTION OF CONVERTIBLE NOTES BEING WITHDRAWN
Name and Address of Registered Holder	Certificates Withdrawn (Please fill in numbers and amounts and attach sheet if the space below is inadequate.)
	Certificate Number(s)	Principal Amount	Principal Amount being Withdrawn (if less than all) (must be in integral multiples of $1,000.00)	Principal Amount remaining subject to repurchase by the Company (if any) (must be in integral multiples of $1,000.00)

			Total Principal Amount $____________	Total Principal Amount $____________

B-2

ITEM B. REQUIRED SIGNATURES
The signature(s) on this Withdrawal Notice must correspond exactly with the name(s) of the:  (1) registered owner(s) of the Convertible Note certificate(s) being withdrawn, or (2) person(s) to whom each such certificate has been properly assigned and transferred, in which case evidence of transfer must accompany this Withdrawal Notice.

Dated: _______________________________

Signature: ____________________________

Signature: ____________________________

Telephone: (____)______________________

Social Security Number or
Employer I.D. Number: __________________

← PLEASE SIGN HERE
CONFIRMATION OF EXERCISE OF WITHDRAWAL OPTION

The signature(s) of the Holder(s) above is confirmation that the Holder(s) is/are electing that such Convertible Notes described in Item A, above, shall be withdrawn from Holder’s previously delivered Option of Holder to Elect Repurchase Notice and shall not be repurchased on the Fundamental Change Repurchase Date, as provided for in the Convertible Notes and in the Indenture.

B-3

GENERAL INSTRUCTIONS TO THE WITHDRAWAL NOTICE

1.	Signature, Assignments and Medallion Stamp Requirements.

If this Withdrawal Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Withdrawal Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

2.	Joint Holders and Debenture Certificates Registered in Different Names.

If Convertible Notes in certificated form are withdrawn by joint Holders, all such persons must sign the Withdrawal Notice in Item B.

B-4

EXHIBIT C

CONVERSION NOTICE

To convert this Security into Common Stock, check the box:

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$______________

If you want the stock certificate, if any, made out in another person’s name, fill in the form below:

(Insert other person’s soc. sec. or tax I.D. no.)

(Print or type other person’s name, address and zip code)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

C-1

NOTICE OF FUNDAMENTAL CHANGE
AND
EXECUTION
OF
SUPPLEMENTAL INDENTURE
OF
WEBMD HEALTH CORP.
2.625% CONVERTIBLE NOTES DUE 2023
CUSIP Nos. 94770V AL6 and 94770V AM43

This Notice of Fundamental Change and Execution of Supplemental Indenture is given by WebMD Health Corp. (the “Company”) pursuant to the provisions of Sections 3.01 and 10.13 of the Indenture, dated as of June 1, 2016, between the Company and The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Trustee”) (as may be supplemented from time to time, the “Indenture”), relating to the Company’s 2.625% Convertible Notes due 2023 (the “Convertible Notes”).  The Trustee also serves as Paying Agent under the Indenture.  Capitalized terms used in this notice, unless otherwise defined herein, have the meanings given to such terms in the Indenture.

A Fundamental Change occurred on September 15, 2017, as a result of the consummation of the merger on such date of the Company with and into Diagnosis Merger Sub, Inc., with the Company continuing as the surviving entity (the “Merger”) as contemplated by the Agreement and Plan of Merger, dated as of July 24, 2017 (the “Merger Agreement”), among the Company, MH Sub I, LLC and Diagnosis Merger Sub, Inc.  Accordingly, pursuant to Section 3.01(a) of the Indenture, on or before October 27, 2017 (the “Fundamental Change Repurchase Date”), the holder of each Convertible Note outstanding on such date (each, a “Holder”) shall, subject to certain conditions, have the right by giving notice as stated herein to require the Company to purchase all or any portion of such Holder’s Convertible Notes in a principal amount equal to $1,000 or any positive integral multiple of $1,000 at a price equal to 100% of the principal amount outstanding of such Convertible Notes, and  together with interest accrued and unpaid, thereon to, but excluding, such Fundamental Change Repurchase Date, which equals $1,009.84 for each $1,000 in principal amount of the Convertible Notes (the “Repurchase Price”).  The Repurchase Price will be paid in cash.

Payment of the Repurchase Price will be made in cash by the Paying Agent on the Fundamental Change Repurchase Date upon presentation and surrender of Convertible Notes at the address set forth below under “Manner of Purchase,” and only if the Convertible Notes so surrendered conform in all respects to the description thereof in this Fundamental Change Notice, as determined by the Company in its sole discretion.  On the Fundamental Change Repurchase Date, the Repurchase Price will become due and payable on the portion of the Convertible Notes submitted to the Company for purchase, interest will cease to accrue on the portion of the principal amount of the Convertible Notes being purchased, and the Holders thereof will be entitled to no rights as a Holder with respect to the portion of the principal amount of the Convertible Notes being purchased except the right to receive payment of the Repurchase Price, unless the Company defaults in making payment of the Repurchase Price.  If a Holder does not exercise its right to require the Company to purchase all Convertible Notes owned by such Holder, then after the Fundamental Change Repurchase Date and upon surrender of the Convertible Notes as to which such right has been exercised, a new Convertible Note or Convertible Notes in principal amount at issuance equal to the portion of the Convertible Notes not submitted to the Company for purchase shall be issued upon cancellation of the original Convertible Note.

Holders who deliver their Convertible Notes and an Option of Holder to Elect Repurchase Notice to the Paying Agent and do not properly and validly withdraw such notice prior to the Withdrawal Date identified below will not be permitted to convert such Convertible Notes.  See “Conversion Rights” below.

[3]
The CUSIP numbers are included solely for the convenience of the holders of Convertible Notes.  Neither the Company nor the Trustee shall be responsible for the selection or use of the CUSIP numbers, nor is any representation made as to its correctness with respect to the Convertible Notes or as indicated in this Notice.

1

Holders of Convertible Notes should consider the following important dates in connection with this Notice:

Date	Calendar Date	Event
Expiration Date	October 15, 2017	The last day for Holders to elect to require the repurchase of Convertible Notes and deliver Convertible Notes pursuant to this Notice.

Withdrawal Date	October 25, 2017	The last day for Holders to validly withdraw elections to require the repurchase of Convertible Notes.

Fundamental Change Repurchase Date	October 27, 2017
The Company accepts all elections to require the purchase of Convertible Notes validly delivered prior to the Expiration Date and not validly withdrawn.  The Company notifies the Paying Agent that such elections and delivered Convertible Notes are accepted for repurchase and payment.

The Company deposits with the Paying Agent the amount of cash necessary to pay each electing and delivering Holder the Repurchase Price.

The Paying Agent pays each electing Holder who has delivered the Convertible Notes prior to this date the Repurchase Price in cash for all of the Convertibles Notes properly and validly delivered by such Holder.

Neither the Company nor the Trustee and Paying Agent make any recommendation as to whether Holders should elect to require the Company to repurchase their Convertible Notes.

MANNER OF PURCHASE

If you are the owner of a beneficial interest in the Convertible Notes through The Depository Trust Company (“DTC”) and you elect to submit your Convertible Notes for purchase, you must, on or prior to 5:00 p.m. New York City time on October 15, 2017:

(i)	complete the appropriate instruction form pursuant to DTC’s book-entry program,

(ii)
deliver through the DTC’s book-entry system your beneficial interest, together with an agent’s message transmitted by DTC to the Paying Agent (instead of delivering the Option of Holder to Elect Repurchase Notice described below), and

(iii)
follow any other required directions as instructed by DTC.  The term “agent’s message” means a message, transmitted by DTC to, and received by, the Paying Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant submitting the Convertible Notes for repurchase, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Fundamental Change Repurchase Right Notice.

Each beneficial owner of a beneficial interest in the Convertible Notes that has properly and validly delivered such beneficial interest and agent’s message for purchase through DTC, and not properly withdrawn such delivery prior to 5:00 p.m. New York City time on October 25, 2017, will receive the Repurchase Price through the facilities of DTC promptly following the later of (i) Fundamental Change Repurchase Date and (ii) the time of the book-entry transfer or delivery of the Convertible Notes.  Delivery by any owner of a beneficial interest in the Convertible Notes, together with an agent’s message through the facilities of DTC prior to 5:00 p.m. New York City time on October 15, 2017, is a condition to receipt of the Repurchase Price by such Holder.

2

In order for any Holder of Convertible Notes in certificated form to exercise its right to require the Company to purchase a Convertible Note at the Repurchase Price, such Holder must, on or prior to 5:00 p.m. New York City time on October 15, 2017, deliver to the Trustee, or to the Paying Agent:

(i)
written notice in the form of the Option of Holder to Elect Repurchase Notice (the “Option of Holder to Elect Repurchase Notice”) as set forth on the back of the Convertible Notes, or in the form set forth as Exhibit A hereto, in each case, duly completed and signed, with appropriate signature guarantee; and

(ii)
the Convertible Notes with respect to which the Fundamental Change Repurchase Right is being exercised, duly endorsed for transfer to the Company, and the Holder of such Convertible Notes shall be entitled to receive from the Paying Agent a nontransferable receipt of deposit evidencing such deposit.

An Option of Holder to Elect Repurchase Notice for certificated Convertible Notes may be delivered by letter, overnight courier, hand delivery, facsimile transmission or other written form.

NOTICE OF WITHDRAWAL

Any Holder of Convertible Notes who has given an Option of Holder to Elect Repurchase Notice may withdraw such Option of Holder to Elect Repurchase Notice, in whole or in part, by delivery of a written notice of withdrawal in the form attached hereto as Exhibit B (the “Withdrawal Notice”) to the Corporate Trust Office of the Paying Agent at any time on or prior to 5:00 p.m. New York City time on October 25, 2017, the second business day prior to the Fundamental Change Repurchase Date.  A Withdrawal Notice must specify:

(1)	the certificate or CUSIP number, as applicable, of the Convertible Notes in respect of which such Withdrawal Notice is being submitted;

(2)	the aggregate principal amount of the Convertible Notes with respect to which such Withdrawal Notice is being submitted; and

(3)
the aggregate principal amount, if any, of such Convertible Notes that remain subject to the original Option of Holder to Elect Repurchase Notice and which has been or will be delivered for purchase by the Company.

A Withdrawal Notice for certificated Convertible Notes may be delivered by letter, overnight courier, hand delivery, facsimile transmission or other written form.

The Paying Agent will promptly notify the Company of the receipt by it of any Option of Holder to Elect Repurchase Notice or Withdrawal Notice.

CONVERSION RIGHTS

Holders that do not elect to require the Company to purchase their Convertible Notes will maintain the right to convert their Convertible Notes into cash until 5:00 p.m. New York City time on June 14, 2023, which is the business day immediately preceding the Maturity Date, upon the terms and subject to the conditions of the Indenture.  Pursuant to the First Supplemental Indenture, dated as of September 15, 2017, entered into between the Company and the Trustee in connection with the Merger (the “First Supplemental Indenture”), each Holder of a Convertible Note has the right, upon conversion of such Convertible Note, to receive an amount of cash equal to $767.34 per $1,000 principal amount of Convertible Notes based on a Conversion Rate of 11.5389 in the case of a Holder that elects to convert its Convertible Notes in accordance with the Indenture.

Except as set forth above, the Conversion Rate will not be subject to further adjustment.

A Holder may convert its Convertible Notes at any time prior to the 5:00 p.m. New York City time on June 14, 2023, upon the terms and subject to the conditions of the Indenture.
3

The Company will settle in cash its entire conversion obligation in respect of the principal amount of Convertible Notes that are so converted on the third business day after the applicable Conversion Date.  Therefore, holders that validly convert their Convertible Notes during the three business days immediately preceding to the Fundamental Change Repurchase Date may not receive the cash payment with respect to their Convertible Notes until after the Fundamental Change Repurchase Date.

At the time of this notice the Convertible Notes are eligible for conversion.

In order to convert its Convertible Notes during the Make-Whole Fundamental Change Period, prior to 5:00 p.m. New York City time on October 5, 2017, such holder must:

(i)	in the case of a Global Note, comply with the procedures of DTC in effect at that time and, if required, all transfer or similar taxes, if any, and

(ii)          in the case of a Convertible Note issued in certificated form:

(a)
complete and sign and deliver the Conversion Notice (a “Conversion Notice”), with appropriate signature guarantee, in the form on the reverse of such certificated Convertible Note (or a facsimile thereof) (Exhibit C hereto)

(b)	surrender such Convertible Note, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent,

(c)	furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent,

(d)	if required by Article X of the Indenture, pay the amount of interest the Holder may be paid and

(e)	pay any transfer or similar tax if required.

The Trustee shall notify the Company of any conversion on the date of such conversion.

Any Convertible Notes as to which an Option of Holder to Elect Repurchase Notice has been given may be converted pursuant to the immediately foregoing paragraph only if the applicable Option of Holder to Elect Repurchase Notice has been properly and validly withdrawn in accordance with the terms of the Indenture, which are described above.

PAYING AGENT

The name and address of the Paying Agent are as follows:

By Regular Mail:	By Certified, Registered Mail or Overnight Courier:
The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Fl. Pittsburgh, Pennsylvania 15262 Attention: Corporate Trust Administration	The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Fl. Pittsburgh, Pennsylvania 15262 Attention: Corporate Trust Administration

For further information call:  800-254-2826.
4

CONVERSION AGENT

The name and address of the Conversion Agent are as follows:

By First Class/Registered/ Certified Mail:	By Express/Overnight Delivery:	In Hand or In Person:
The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations

Delivery of this Option of Holder to Elect Repurchase Notice and all other required documents to an address other than as set forth above does not constitute valid delivery.  Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent or the Conversion Agent.  The method of delivery of all documents, including certificates representing the Convertible Notes, is at the risk of the holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign this Option of Holder to Elect Repurchase Notice in the appropriate space provided therefore, with signature guarantee if required, and complete the substitute Form W-9 included herein.

BACKUP WITHHOLDING

U.S. federal tax law requires that the Paying Agent withhold 28% of your payment under backup withholding rules unless: (a) you qualify for an exemption or (b) you provide the Paying Agent with your correct taxpayer identification number (“TIN”) (generally your Social Security Number or Federal Employer Identification Number) and make certain other required certifications.  A U.S. Holder may provide the required information and certifications by submitting the Form W-9 included herein. Certain Holders, including generally all corporations and certain foreign persons, are not subject to backup withholding. A Holder that is a foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an applicable form W-8, which may be obtained from the IRS website at www.irs.gov.

EXECUTION OF SUPPLEMENTAL INDENTURE

In connection with the Merger and pursuant to Section 10.13 of the Indenture, the Company and the Trustee entered into the First Supplemental Indenture, dated as of September 15, 2017, providing that the Convertible Notes held by each Holder are convertible into the amount of cash which such Holder would have been entitled to receive upon consummation of the Merger had such Convertible Notes been converted into Common Stock immediately prior to the effective time of the Merger, subject to adjustments set forth in the First Supplemental Indenture.

GENERAL

A copy of this Notice of Fundamental Change and Execution of Supplemental Indenture has been sent to all holders of record of the Convertible Notes as of September 15, 2017.

September 15, 2017	WEBMD HEALTH CORP.

By:	Blake DeSimone

Name:	Blake DeSimone

Title:	Executive Vice President and Chief Financial Officer

5

EXHIBIT A

OPTION OF HOLDER TO ELECT REPURCHASE NOTICE

Certificate No. of Security:

If you elect to have this Security purchased by the Company pursuant to Section 3.01 of the Indenture, check the box:

If you elect to have only part of this Security purchased by the Company pursuant to Section 3.01 of the Indenture state the principal amount:

$________________
(in an integral multiple of $1,000)

Dated:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

A-1

GENERAL INSTRUCTIONS TO THE OPTION OF HOLDER TO ELECT REPURCHASE NOTICE

1.	Please do not send Convertible Note certificates directly to the Company.

If you hold your Convertible Notes in certificated form, your Convertible Note certificates, together with your signed and completed Option of Holder to Elect Repurchase Notice, should be mailed, or otherwise delivered, to the Paying Agent, at the appropriate address indicated on the fourth page hereof.

2.	Signature, Assignments and Medallion Stamp Requirements.

If this Option of Holder to Elect Repurchase Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Option of Holder to Elect Repurchase Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

3.	Certificate or Check to be Issued in a Different Name.

If a check is to be issued in a name other than that of the registered Holder(s) of the Convertible Notes, the related Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Note certificates, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If the Option of Holder to Elect Repurchase Notice is signed by someone other than the registered owner, who is not a person described in the preceding paragraph, the Convertible Note certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Option of Holder to Elect Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Convertible Notes, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.
A-1

4.	Joint Holders and Debenture Certificates Registered in Different Names.

If Convertible Notes in certificated form are tendered by joint Holders, all such persons must sign the Option of Holder to Elect Repurchase Notice.

5.	Lost or Destroyed Certificates for Securities.

If your Convertible Note certificates have been either lost or destroyed, notify the Trustee of this fact promptly by telephoning the Trustee at The Bank of New York Mellon Trust Company, N.A., Corporate Trust Administration at 800-254-2826.  You will then be instructed as to the steps you must take in order to have your Convertible Notes purchased.  This Option of Holder to Elect Repurchase Notice and related documents cannot be processed until the lost certificates procedures have been completed.

6.	Questions on How to Submit Your Convertible Security Certificates.

Questions and requests for assistance on how to submit your Convertible Notes in certificated form, as well as requests for additional copies of this Option of Holder to Elect Repurchase Notice should be directed to the Trustee at one of the addresses set forth on the fourth page hereof or by telephoning The Bank of New York Mellon Trust Company, N.A., Corporate Trust Administration at 800-254-2826.

7.	Backup and Nonresident Withholding.

In order to avoid backup withholding of federal income tax on the cash received upon the surrender of Convertible Notes for purchase, a Holder that is a United States person must, unless an exemption applies, provide the Paying Agent with his or her correct taxpayer identification number (“TIN”) on the Form W-9 included herein and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding.  If the correct TIN is not provided, the Internal Revenue Service may impose a $50 penalty and payments made with respect to the surrendered Convertible Notes may be subject to backup withholding of 28%.

Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is thereby furnished to the Internal Revenue Service.

The TIN to be provided on the Form W-9 is that of the registered holder(s) of the Convertible Notes.  The TIN for an individual is his or her social security number.  The person surrendering the Convertible Notes may indicate that such person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future by writing “Applied For” in Part I of the Form W-9.  Notwithstanding the indication of awaiting TIN status in Part I, the Paying Agent will withhold 28% on any payment with respect to the Convertible Notes made prior to the time it is provided with a properly certified TIN.

Exempt persons (including, among others, generally all corporations and certain foreign persons) are not subject to backup withholding (although foreign persons may be subject to nonresident withholding unless certain requirements are met).

A holder that is a foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an applicable Form W-8, which can be obtained from the IRS website at http://www.irs.gov.  A Holder of Convertible Notes should consult his or her tax advisor as to his or her qualification for an exemption from backup and nonresident withholding and the procedure for obtaining such exemptions.

A-2

EXHIBIT B

WITHDRAWAL NOTICE

If you wish to exercise your option to withdraw an Option of Holder to Elect Repurchase Notice previously given with respect to all or any portion of your 2.625% Convertible Notes due 2023 (CUSIP Nos. 94770V AL6 and 94770V AM4) (the “Convertible Notes”) and you hold beneficial interests in the Convertible Notes held in global form pursuant to the book-entry transfer system of The Depository Trust Company (“DTC”), you should complete the appropriate instruction form pursuant to DTC’s book-entry system, deliver by book-entry delivery an interest in such Convertible Notes in global form and an agent’s message and follow such other directions as instructed by DTC.

If you wish to withdraw an Option of Holder to Elect Repurchase Notice with respect to your Convertible Notes in certificated form, the Withdrawal Notice MUST BE RECEIVED by The Bank of New York Mellon Trust Company, N.A. (the “Paying Agent”), at one of the addresses set forth below prior to 5:00 p.m., New York City time, on October 25, 2017.

__________________________

By First Class/Registered/ Certified Mail:	By Express/Overnight Delivery:	In Hand or In Person:
The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations	The Bank of New York Mellon Trust Company, N.A., as trustee c/o The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attn: Corporate Trust Operations

For further information call:  800-254-2826.

Delivery of this Withdrawal Notice and all other required documents to an address other than as set forth above does not constitute valid delivery to the Paying Agent.  Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent.  The method of delivery of all documents is at the risk of the Holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  You must sign this Withdrawal Notice in the appropriate space provided therefor, with signature guarantee if required.

---------------------------------------------------------------------------------------------------------------------

Please note that if you are withdrawing an Option of Holder to Elect Repurchase Notice with respect to Convertible Notes held in global form pursuant to the book-entry transfer system of DTC, you do not need to complete and return this Withdrawal Notice.  See “Notice of Withdrawal in the Option of Holder to Elect Repurchase Notice” for a description of withdrawal procedures for beneficial interests in Convertible Notes owned through DTC’s book-entry system.

ITEM A. DESCRIPTION OF CONVERTIBLE NOTES BEING WITHDRAWN
Name and Address of Registered Holder	Certificates Withdrawn (Please fill in numbers and amounts and attach sheet if the space below is inadequate.)
	Certificate Number(s)	Principal Amount	Principal Amount being Withdrawn (if less than all) (must be in integral multiples of $1,000.00)	Principal Amount remaining subject to repurchase by the Company (if any) (must be in integral multiples of $1,000.00)

			Total Principal Amount $__________	Total Principal Amount $__________

ITEM B. REQUIRED SIGNATURES
The signature(s) on this Withdrawal Notice must correspond exactly with the name(s) of the:  (1) registered owner(s) of the Convertible Note certificate(s) being withdrawn, or (2) person(s) to whom each such certificate has been properly assigned and transferred, in which case evidence of transfer must accompany this Withdrawal Notice.

Dated: __________________________________

Signature: _______________________________

Signature: _______________________________

Telephone: (____) _________________________

Social Security Number or
Employer I.D. Number: _____________________

← PLEASE SIGN HERE
CONFIRMATION OF EXERCISE OF WITHDRAWAL OPTION

The signature(s) of the Holder(s) above is confirmation that the Holder(s) is/are electing that such Convertible Notes described in Item A, above, shall be withdrawn from Holder’s previously delivered Option of Holder to Elect Repurchase Notice and shall not be repurchased on the Fundamental Change Repurchase Date, as provided for in the Convertible Notes and in the Indenture.

GENERAL INSTRUCTIONS TO THE WITHDRAWAL NOTICE

1.	Signature, Assignments and Medallion Stamp Requirements.

If this Withdrawal Notice is signed by the registered Holder(s) of the Convertible Notes transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s).  If this Withdrawal Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

If Convertible Notes or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

2.	Joint Holders and Debenture Certificates Registered in Different Names.

If Convertible Notes in certificated form are withdrawn by joint Holders, all such persons must sign the Withdrawal Notice in Item B.

EXHIBIT C

CONVERSION NOTICE

To convert this Security into Common Stock, check the box:

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$_____________________
If you want the stock certificate, if any, made out in another person’s name, fill in the form below:

(Insert other person’s soc. sec. or tax I.D. no.)

(Print or type other person’s name, address and zip code)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

C-1